UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2010

Array BioPharma Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-31979	84-1460811
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(303) 381-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 5, 2010, Array BioPharma Inc. issued a press release announcing that ARRY-520 is well tolerated and demonstrates preliminary activity as a single agent in multiple myeloma patients. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 - Press release dated June 5, 2010 entitled "ARRAY BIOPHARMA’S ARRY-520 WELL TOLERATED AND DEMONSTRATES PRELIMINARY ACTIVITY AS A SINGLE AGENT IN MULTIPLE MYELOMA PATIENTS."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array BioPharma Inc.

June 7, 2010	By:	R. Michael Carruthers

Name: R. Michael Carruthers
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 5, 2010 "ARRAY BIOPHARMA’S ARRY-520 WELL TOLERATED AND DEMONSTRATES PRELIMINARY ACTIVITY AS A SINGLE AGENT IN MULTIPLE MYELOMA PATIENTS."